Pzena Emerging Markets Value Fund
Investor Class PZVEX
Institutional Class PZIEX

(the “Fund”)
a series of Advisors Series Trust (the “Trust”)

Supplement dated January 3, 2023 to the
Summary Prospectus dated June 28, 2022

Effective January 1, 2023, Akhil Subramanian began serving as a co-portfolio manager of the Pzena Emerging Markets Value Fund.

Accordingly, the “Portfolio Managers” information disclosed in the “Management” section of the Summary Prospectus is amended and restated as follows:

Portfolio Managers. Ms. Allison Fisch (Managing Principal, President, and Portfolio Manager), Ms. Caroline Cai (Managing Principal, Chief Executive Officer, and Portfolio Manager), Mr. Rakesh Bordia (Principal and Portfolio Manager) and Mr. Akhil Subramanian (Principal and Portfolio Manager) are the portfolio managers primarily responsible for the day-to-day management of the Emerging Markets Fund’s portfolio. Ms. Fisch and Ms. Cai have managed the Fund since its inception in March 2014, Mr. Bordia has managed the Fund since April 2015, and Mr. Subramanian has managed the Fund since January 2023.

Please retain this supplement with your Summary Prospectus